                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (date of earliest event reported): January 21, 2003
                                                         ----------------



                               THE LTV CORPORATION
                               -------------------
               (Exact Name of Registrant as Specified in Charter)



          Delaware                     1-4368                     75-1070950
          --------                     -------                    ----------
(State or Other Jurisdiction         (Commission        (IRS Employer Identification No.)
     of Incorporation)               File Number)



5800 Lombardo Center, Suite 200, Seven Hills, Ohio                    44131
--------------------------------------------------                    -----
     (Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code: (216) 642-7100
                                                    ---------------


-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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     ITEM 5. OTHER EVENTS.

     As previously disclosed, on December 29, 2000 The LTV Corporation and 48 of its wholly owned subsidiaries (the "Debtors") filed voluntary petitions for reorganization under Chapter 11 of the federal Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Ohio, Eastern Division (the "Bankruptcy Court"). On January 21, 2003, the Debtors submitted to the Bankruptcy Court their Operating Report for the period ended December 31, 2002, a copy of which is attached hereto as Exhibit 99.1.

     ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

     99.1 Operating Report for the period ended December 31, 2002 as filed with the United States Bankruptcy Court for the Northern District of Ohio, Eastern Division




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            THE LTV CORPORATION


                                            By: /s/ Glenn J. Moran
                                                -----------------------------
Date: January 21, 2003                          Name:  Glenn J. Moran
                                                Title: Chief Executive Officer